[LOGO OF PETROLEUM & RESOURCES CORPORATION]

                                 Annual Report

                                     2002

investing in resources
   for the future\R\

                               2002 AT A GLANCE
--------------------------------------------------------------------------------



THE COMPANY                                  STOCK DATA

.. a closed-end equity investment company     NYSE Symbol................... PEO
  emphasizing natural resources stocks       Market Price as of 12/31/02 $19.18
.. objectives:  preservation of capital       Discount..................... 8.6%
               reasonable income             52-Week Range....... $25.74-$17.31
               opportunity for capital gain  Shares Outstanding..... 21,510,067
.. internally-managed
.. low expense ratio
.. low turnover


SUMMARY FINANCIAL INFORMATION

                                                Year Ended December 31
                                                       2002         2001
       -----------------------------------------------------------------
       Net asset value per share               $      20.98 $      24.90
       Total net assets                         451,275,463  526,491,798
       Unrealized appreciation                  118,780,607  200,798,077
       Net investment income                      8,983,077   10,098,102
       Total realized gain                       14,332,921   22,308,303
       Total return (based on market value)         (13.7)%       (8.7)%
       Total return (based on net asset value)      (11.1)%      (19.0)%
       Expense ratio                                  0.49%        0.35%

       -----------------------------------------------------------------

2002 DIVIDENDS AND DISTRIBUTIONS

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2002        $0.08    Long-term capital gain
             March 1, 2002         0.01    Short-term capital gain
             March 1, 2002         0.04    Investment income
             June 1, 2002          0.13    Investment income
             September 1, 2002     0.13    Investment income
             December 27, 2002     0.59    Long-term capital gain
             December 27, 2002     0.13    Investment income

             -----------------------------------------------------
                                  $1.11

             -----------------------------------------------------

2003 ANNUAL MEETING OF STOCKHOLDERS

Location: Hyatt Regency O'Hare, Chicago, Illinois
Date: March 25, 2003
Time: 10:00 a.m.
Holders of Record: February 14, 2003

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  TEN LARGEST PORTFOLIO HOLDINGS (12/31/02)

                                       Market Value % of Net Assets
             ------------------------------------------------------
             Exxon Mobil Corp.         $ 36,687,000       8.1
             Royal Dutch Petroleum Co.   29,053,200       6.4
             ChevronTexaco Corp.         19,944,000       4.4
             BP plc ADR                  19,593,300       4.4
             BJ Services Co.             12,924,000       2.9
             Equitable Resources Inc.    12,649,440       2.8
             Anadarko Petroleum Corp.    11,975,000       2.7
             Ocean Energy, Inc.          10,983,500       2.4
             TotalFina Elf ADR            8,937,500       2.0
             Apache Corp.                 8,776,460       1.9
             ------------------------------------------------------
               Total                   $171,523,400      38.0%
             ------------------------------------------------------


  SECTOR WEIGHTINGS (12/31/02)

       [CHART]

Internationals          26.6%
Domestics                7.0%
Producers               13.8%
Distributors            16.7%
Services                13.3%
Basic Materials & Other  8.2%
Paper & Forest Products  3.1%
Cash & Equivalent       10.7%

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


Each year at this time we appreciate the opportunity to share with you our perspective on the past year. In addition, we discuss what the new year might hold for the economy, energy and equity markets in general, and your fund.

THE YEAR IN REVIEW

The return on net assets, including income and capital gains distributions for the calendar year, was a decrease of 11.1%, besting the 22.1% negative rate of return for the Standard & Poor's 500 Stock Index. Similarly, the Dow Jones Energy Index fell 15.4% and the average natural resources mutual fund provided a negative return of 6.3%.

For the second consecutive year, the major energy indices declined. Within the various energy sub-sectors, mid-sized exploration companies were the leading performers, increasing 0.8%. Major international oils and oil service companies also outperformed the general stock market, with declines of 15.7% and 8.7%, respectively. Continuing investor concern over the financial viability of many natural gas pipeline and electrical power generators caused a substantial decrease in their equity valuations. Our diverse holdings in basic industries generated mixed results, with paper and forest products stocks recording declines, and our other holdings collectively outperforming the S&P 500.

Despite surprisingly strong commodity prices throughout most of the year, the Dow Jones Energy Index recorded a disappointing performance. Energy equities declined 6.9% over the first six weeks of the year reflecting concern over weak energy commodity pricing. In mid-February, the Index reversed course as both OPEC and non-OPEC countries adhered to their newly-reduced oil production quota guidelines. By early April, energy equities had rallied up 17.9%. Over the summer, the weak general stock market overshadowed events impacting the energy markets, causing a drop of 32.2%. In August, as oil prices reached $30 per barrel, the Index rebounded 20.1%. During the remainder of the year, energy stocks were quite volatile, responding to constantly shifting news concerning hostilities in Iraq, civil strife in Venezuela and the potential for significant oil production shortfalls. On a positive note, domestic natural gas prices surged at year-end, responding to substantially colder than normal temperatures. For the fourth quarter, the Energy Index advanced 7.1%.

Oil Industry

The year began with the oil markets fully supplied, inventories high and worldwide economic activity stagnant. Crude oil prices declined from $20 per barrel to a low of $18 in late January, reflecting excess OPEC oil production. After surprisingly strong production quota compliance by the OPEC nations, oil prices stabilized in the low $20's per barrel. In March, a series of global political events unfolded, which pushed the oil price over $25 per barrel -- a high level that would continue for the remainder of the year. Initially, strikes by oil workers in Venezuela and then a 30 day oil embargo by Iraq reduced petroleum supply and tightened the oil market. While supply and demand remained in reasonable balance, oil prices commanded a $4 per barrel premium to offset possible additional supply disruptions. By September, oil prices reached $30 per barrel as tensions between the United Nations and Iraq escalated and war appeared imminent. At year-end, with United Nations inspectors aggressively searching for Iraqi weapons violations and Venezuela continuing under civil strife, concerns over oil supply interruptions caused crude oil prices to escalate to a two-year high of $32 per barrel.

Natural Gas Industry

Soft demand and record high storage levels were the central themes entering 2002. Natural gas prices remained at depressed levels throughout the winter. However, beginning in March, gas prices increased 50% matching the sharp upswing in crude oil prices. After evidence developed that domestic gas production was declining at a rate significantly above forecast, gas prices advanced further. With cold weather arriving during the fourth quarter, natural gas prices jumped another 35%, resulting in a year-over-year increase of 97%.

Electric Power

2002 saw a worsening of the crisis of investor confidence in the utility and power industry. Investors experienced a loss of confidence in the managements and reporting practices of power companies. Credit rating agencies took a much more aggressive approach toward utilities, resulting in numerous credit rating downgrades and higher capital costs. While weather-related demand provided some relief for the industry, excess capacity in unregulated power coupled with weak economic demand led to wholesale pricing pressure.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2002 were $451,275,463 or $20.98 per share on 21,510,067 shares outstanding as compared with $526,491,798 or $24.90 per share on 21,147,563 shares outstanding a year earlier.

Net investment income for 2002 was $8,983,077 compared to $10,098,102 for 2001. These earnings are equivalent to $0.42 and $0.49 per share, respectively, on the average number of shares outstanding throughout each year. In 2002, our 0.49% expense ratio (expenses to average net assets) was once again at a very low level compared to the industry.

--------------------------------------------------------------------------------



Net realized gains amounted to $14,332,921 during the year, while the unrealized appreciation on investments decreased from $200,798,077 at December 31, 2001 to $118,780,607 at year end.

DIVIDENDS AND DISTRIBUTIONS

Total dividends and distributions paid in 2002 were $1.11 per share compared to $1.50 in 2001. As announced on November 14, 2002, a year-end distribution consisting of investment income of $0.13 and capital gains of $0.59 was made on December 27, 2002, both realized and taxable in 2002. On January 9, 2003, an additional distribution of $0.13 per share was declared payable March 1, 2003, representing the balance of undistributed net investment income and capital gains earned in 2002 and an initial distribution from 2003 net investment income, all taxable to shareholders in 2003.

OUTLOOK FOR 2003

In recent months, the performance of energy equities has lagged the surge in petroleum prices, reflecting investor concern that these elevated prices will dampen worldwide economic growth and petroleum consumption. We continue to believe that investor interest in the various energy sectors will return once economic activity improves, military conflicts lessen, and energy prices stabilize.

Crude Oil

As we stated in last year's report, the prospects for oil markets will continue to be significantly influenced by OPEC's ability to remain united and by the pace of recovery of energy demand. However, in the nearer term, multiple geopolitical events will substantially impact this forecast. Military action against Iraq and a continuing oil workers strike in Venezuela will significantly influence the pricing environment. Oil markets are not expected to return to normal until these conflicts subside and global production levels stabilize. Oil prices currently exceed $30 per barrel with ongoing, event driven, pricing volatility. Assuming a peaceful resolution with Iraq or a relatively short conflict with no major damage to oil facilities, crude oil prices should return to a more normal level in the mid $20's per barrel. With worldwide economic activity forecast to strengthen during the second half of 2003, a substantial rebound in oil demand should follow. This environment should enable OPEC to maintain a reasonable degree of unity, which will be positive for the energy markets.

Natural Gas

Cold temperature-related demand continues to benefit the natural gas market, generating very high prices during January. While weather patterns will be turbulent over the heating season, gas market fundamentals should remain positive. North American natural gas supply will be the ongoing major issue. Domestic gas production declined approximately 4% last year and a 2-3% drop is forecast in 2003. With supplies constrained throughout the year, natural gas prices should remain at very attractive levels.

Electric Power

The fundamentals in the power industry remain challenging in 2003. Excess capacity in unregulated generation will maintain pricing pressure. Merchant power producers have large amounts of debt maturing. In addition, they face significant capital spending requirements to complete their construction programs. Regulatory investigations are ongoing and pose headline risk to the industry. As the economy recovers, excess capacity should moderate and prices should firm, leading to improvement in the financial position of the industry.

SHARE REPURCHASE PROGRAM

On December 12, 2002, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is greater than 8%.

From the beginning of 2003 through February 13, a total of 15,700 shares have been repurchased at a total cost of $305,932 and a weighted average discount from net asset value of 8.8%.

                                  ----------

The proxy statement for the Annual Meeting of Stockholders to be held in Chicago, Illinois on March 25, 2003, will be mailed on or about February 21, 2003 to holders of record on February 14, 2003.

By order of the Board of Directors,

             /s/ Douglas G. Ober        /s/ Richard F. Koloski
                 Douglas G. Ober,           Richard F. Koloski,

                 Chairman and Chief         President
                 Executive Officer

                 February 14, 2003

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2002


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $281,785,710)                                       $400,507,697
  Short-term investments (cost $48,241,451)                     48,241,451 $448,749,148
---------------------------------------------------------------------------
Cash                                                                             69,969
Securities lending collateral                                                47,362,964
Receivables:
  Investment securities sold                                                  1,510,573
  Dividends and interest                                                        537,880
Prepaid expenses and other assets                                             1,848,981
---------------------------------------------------------------------------------------
      Total Assets                                                          500,079,515
---------------------------------------------------------------------------------------
Liabilities
Open written option contracts at value (proceeds $90,620)                        32,000
Obligations to return securities lending collateral                          47,362,964
Accrued expenses and other liabilities                                        1,409,088
---------------------------------------------------------------------------------------
      Total Liabilities                                                      48,804,052
---------------------------------------------------------------------------------------
      Net Assets                                                           $451,275,463
---------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized
  50,000,000 shares; issued and outstanding 21,510,067 shares              $ 21,510,067
Additional capital surplus                                                  307,650,405
Undistributed net investment income                                           1,474,891
Undistributed net realized gain on investments                                1,859,493
Unrealized appreciation on investments                                      118,780,607
---------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                $451,275,463
---------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                  $20.98
---------------------------------------------------------------------------------------

* See schedule of investments on pages 11 through 13.

The accompanying notes are an integral part of the financial statements.

Investment Income
  Income:
    Dividends                                                      $ 10,467,257
    Interest and other income                                           890,221
--------------------------------------------------------------------------------
      Total income                                                   11,357,478
--------------------------------------------------------------------------------
  Expenses:
    Investment research                                                 817,002
    Administration and operations                                       516,325
    Directors' fees                                                     209,750
    Reports and stockholder communications                              231,426
    Transfer agent, registrar and custodian expenses                    168,874
    Auditing and accounting services                                     75,153
    Legal services                                                       51,273
    Occupancy and other office expenses                                 130,135
    Travel, telephone and postage                                        78,568
    Other                                                                95,895
--------------------------------------------------------------------------------
      Total expenses                                                  2,374,401
--------------------------------------------------------------------------------
      Net Investment Income                                           8,983,077
--------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         14,332,921
  Change in unrealized appreciation on investments                  (82,017,470)
--------------------------------------------------------------------------------
      Net Loss on Investments                                      (67,684,549)
--------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $(58,701,472)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                    For the Year Ended
                                                               ---------------------------
                                                               Dec. 31, 2002 Dec. 31, 2001
-------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                        $  8,983,077  $  10,098,102
  Net realized gain on investments                               14,332,921     22,308,303
  Change in unrealized appreciation on investments              (82,017,470)  (164,346,055)
-------------------------------------------------------------------------------------------
      Change in net assets resulting from operations            (58,701,472)  (131,939,650)
-------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                          (9,069,217)    (8,877,046)
  Net realized gain from investment transactions                (14,302,830)   (22,032,850)
-------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                 (23,372,047)   (30,909,896)
-------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions              9,954,365     13,159,002
  Cost of shares purchased (note 4)                              (3,097,181)   (11,990,525)
-------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions        6,857,184      1,168,477
-------------------------------------------------------------------------------------------
      Total Decrease in Net Assets                              (75,216,335)  (161,681,069)

Net Assets:
  Beginning of year                                             526,491,798    688,172,867
-------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $1,474,891 and $1,264,018, respectively)         $451,275,463  $ 526,491,798
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2002 was $330,029,338, and net unrealized appreciation aggregated $118,810,430, of which the related gross unrealized appreciation and depreciation were $155,185,936 and $36,375,506, respectively. As of December 31, 2002, the tax basis of distributable earnings was $596,228 of undistributed ordinary income and $1,755,172 of undistributed long-term capital gain.

Distributions paid by the Corporation during the year ended December 31, 2002 were classified as ordinary income of $9,280,692 and capital gain of $14,091,355. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2002 were $45,721,644 and $42,742,264, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2002 can be found on page 14.

Transactions in written covered call and collateralized put options during the year ended December 31, 2002 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
         Options outstanding,
          December 31, 2001       200   $  30,849      500   $  53,423
         Options written        2,275     264,148    2,750     410,186
         Options expired       (1,450)   (180,271)  (1,950)   (273,146)
         Options exercised       (400)    (56,498)  (1,000)   (158,071)
         --------------------------------------------------------------
         Options outstanding,
          December 31, 2002       625   $  58,228      300   $  32,392
         --------------------------------------------------------------

All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2001, the Corporation issued 579,054 shares of its Common Stock at a price of $22.725 per share (the average market price on December 10, 2001) to stockholders of record November 19, 2001 who elected to take stock in payment of the distribution from 2001 capital gain and investment income.

On December 27, 2002, the Corporation issued 521,854 shares of its Common Stock at a price of $19.075 per share (the average market price on December 9, 2002) to stockholders of record November 25, 2002 who elected to take stock in payment of the distribution from 2002 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2002 and 2001 were as follows:

                                     Shares                  Amount
                               ------------------  -------------------------
                                 2002      2001        2002         2001
                               --------  --------  -----------  ------------
   Shares issued in payment of
    dividends                   521,854   579,054  $ 9,954,365  $ 13,159,002
   Shares purchased
    (at an average discount
    from net asset value of
    8.9% and 9.4%,
    respectively)              (159,350) (429,150)  (3,097,181)  (11,990,525)
   --------------------------------------------------------------------------
   Net change                   362,504   149,904  $ 6,857,184  $  1,168,477
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------



The cost of the 14,900 shares of Common Stock held by the Corporation at December 31, 2002 and the 42,832 shares of Common Stock held at December 31, 2001 amounted to $285,217 and $1,061,166, respectively.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2002, there were 148,997 options outstanding with a weighted average exercise price of $17.1543 per share. During 2002, the Corporation granted options, including stock appreciation rights, for 23,769 shares of common stock with an exercise price of $23.1350 per share. During the year, stock appreciation rights relating to 20,754 stock option shares were exercised at a weighted average market price of $22.4884 per share and the stock options relating to these rights which had a weighted average exercise price of $12.2539 per share were cancelled. At December 31, 2002, there were 27,808 outstanding exercisable options to purchase common shares at $9.1217-$25.3438 per share (weighted average price of $16.8761) and unexercisable options to purchase 124,204 common shares at $9.1217-$25.3438 per share (weighted average price of $18.3327). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.9166 years and 6.0014 years, respectively. The total compensation expense recognized in 2002 for the stock option and stock appreciation rights plan was $(178,953). At December 31, 2002, there were 274,929 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost for the year ended December 31, 2002 was $157,956, and consisted of service cost of $127,443, interest cost of $243,780, expected return on plan assets of $334,038, and net amortization expense of $120,771.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.25%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2002, the projected benefit obligation for service rendered to date was $3,403,647. During 2002, the projected benefit obligation increased due to service cost and interest cost of $127,443 and $243,780, respectively, and decreased due to benefits paid in the amount of $82,329. The projected benefit obligation at December 31, 2002 was $3,692,541.

On January 1, 2002, the fair value of plan assets was $4,216,632. During 2002, the fair value of plan assets increased due to the expected return on plan assets of $334,038 and decreased due to benefits paid in the amount of $82,329. At December 31, 2002, the fair value of plan assets amounted to $4,468,341, which resulted in excess plan assets of $775,800. The remaining components of prepaid pension cost at December 31, 2002 included $483,064 in unrecognized loss and $279,565 in unrecognized prior service cost. Prepaid pension cost included in other assets at December 31, 2002 was $1,538,429.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 2002 for employees and former employees of the Corporation was $1,220,787. Aggregate remuneration paid or accrued during the year ended December 31, 2002 to key employees and directors amounted to $766,126.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2002, the Corporation had securities on loan of $45,410,331, and held cash collateral of $47,362,964.

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1988   $10,080     $   563      $   403    $11,046  $13,066
           1989    12,960       1,399        1,193     15,552   17,908
           1990    12,060       2,029        1,706     15,795   17,974
           1991    12,478       2,923        2,328     17,729   19,144
           1992    12,118       3,696        2,767     18,581   20,358
           1993    13,198       4,997        3,600     21,795   23,495
           1994    12,118       5,537        3,972     21,627   22,993
           1995    13,558       7,288        5,196     26,042   29,053
           1996    16,682      10,242        7,228     34,152   36,447
           1997    17,518      12,269        8,339     38,126   43,312
           1998    14,702      11,900        7,744     34,346   38,462
           1999    15,480      14,475        8,939     38,894   47,613
           2000    19,663      21,140       12,124     52,927   63,353
           2001    16,891      20,305       11,155     48,351   51,319
           2002    13,810      17,988        9,938     41,736   45,652

           ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distri- butions are taken in additional shares. This chart covers the years 1988-2002. Assumes commissions of $0.05 per share on the initial shares invested. Fees for the reinvestment of dividends are assumed as outlined on page 17. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]

                             Cumulative                      Cumulative
                            Market Value                    Market Value
          Market Value       of Shares      Net Asset      of Shares from
          of Original       from Income      Value of      Capital Gains
          Investments        Dividends     Total Shares    Distributions
          ------------      -----------    ------------    -------------
1988       $10,080           $11,046         $13,066         $10,643
1989        12,960            15,552          17,908          14,359
1990        12,060            15,795          17,974          14,089
1991        12,478            17,729          19,144          15,401
1992        12,118            18,581          20,358          15,814
1993        13,198            21,795          23,495          18,195
1994        12,118            21,627          22,993          17,655
1995        13,558            26,042          29,053          20,846
1996        16,682            34,152          36,447          26,924
1997        17,518            38,126          43,312          29,787
1998        14,702            34,346          38,462          26,602
1999        15,480            38,894          47,613          29,955
2000        19,663            52,927          63,353          40,803
2001        16,891            48,351          51,319          37,196
2002        13,810            41,736          45,652          31,798

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year Ended December 31
                                                       ---------------------------------------------
                                                         2002           2001     2000     1999     1998
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance*
  Net asset value, beginning of year                    $24.90       $32.69   $26.32   $22.87   $27.64
-------------------------------------------------------------------------------------------------------
    Net investment income                                 0.42         0.49     0.37     0.48     0.55
    Net realized gains and change in
      unrealized appreciation                            (3.20)       (6.81)    7.67     4.67    (3.73)
-------------------------------------------------------------------------------------------------------
  Total from investment operations                       (2.78)       (6.32)    8.04     5.15    (3.18)
-------------------------------------------------------------------------------------------------------

  Less distributions
    Dividends from net investment income                 (0.43)       (0.43)   (0.39)   (0.48)   (0.52)
    Distributions from net realized gains                (0.68)       (1.07)   (1.35)   (1.07)   (1.01)
-------------------------------------------------------------------------------------------------------
  Total distributions                                    (1.11)       (1.50)   (1.74)   (1.55)   (1.53)
-------------------------------------------------------------------------------------------------------
    Capital share repurchases                             0.01         0.06     0.28     0.01       --
    Reinvestment of distributions                        (0.04)       (0.03)   (0.21)   (0.16)   (0.06)
-------------------------------------------------------------------------------------------------------
  Total capital share transactions                       (0.03)        0.03     0.07    (0.15)   (0.06)
-------------------------------------------------------------------------------------------------------
  Net asset value, end of year                          $20.98       $24.90   $32.69   $26.32   $22.87
-------------------------------------------------------------------------------------------------------
  Per share market price, end of year                   $19.18       $23.46   $27.31   $21.50   $20.42
-------------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                 (13.7)%       (8.7)%   36.1%    13.3%   (10.0)%
  Based on net asset value                              (11.1)%      (19.0)%   33.1%    23.8%   (11.1)%
Ratios/Supplemental Data
  Net assets, end of year (in 000's)                   $451,275     $526,492 $688,173 $565,075 $474,821
  Ratio of expenses to average net assets                 0.49%        0.35%    0.59%    0.43%    0.31%
  Ratio of net investment income to average net assets    1.84%        1.67%    1.24%    1.86%    2.13%
  Portfolio turnover                                      9.69%        6.74%    7.68%   11.89%   12.70%
  Number of shares outstanding at end of year
    (in 000's)*                                          21,510       21,148   21,054   21,471   20,762
-------------------------------------------------------------------------------------------------------

* Adjusted to reflect the 3-for-2 stock split effected in October, 2000. Certain prior year amounts have been reclassified to conform to current year presentation.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2002



                                                                  Shares     Value (A)
----------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 88.7%
  Energy -- 77.4%
    Internationals -- 26.6%
      BP plc ADR................................................   482,000 $  19,593,300
      ChevronTexaco Corp........................................   300,000    19,944,000
      Exxon Mobil Corp.......................................... 1,050,000    36,687,000
      Royal Dutch Petroleum Co..................................   660,000    29,053,200
      "Shell" Transport and Trading Co., plc ADR................   150,000     5,838,000
      TotalFinaElf ADR (B)......................................   125,000     8,937,500
                                                                           -------------
                                                                             120,053,000
                                                                           -------------
    Domestics -- 7.0%
      Amerada Hess Corp.........................................    50,000     2,752,500
      ConocoPhillips............................................   140,310     6,789,601
      Kerr McGee Corp...........................................   177,153     7,847,878
      Murphy Oil Corp...........................................   140,000     5,999,000
      Unocal Capital Trust $3.125 Conv. Pfd. (B)................    72,540     3,681,405
      Unocal Corp...............................................   150,000     4,587,000
                                                                           -------------
                                                                              31,657,384
                                                                           -------------
    Producers -- 13.8%
      Anadarko Petroleum Corp. (B)..............................   250,000    11,975,000
      Apache Corp. (B)..........................................   154,000     8,776,460
      Devon Energy Corp.........................................    80,000     3,672,000
      EOG Resources, Inc........................................   200,000     7,984,000
      Noble Energy..............................................   125,000     4,693,750
      Occidental Petroleum Corp.................................   175,000     4,978,750
      Ocean Energy, Inc.........................................   550,000    10,983,500
      Pioneer Natural Resources Co. (C).........................   235,000     5,933,750
      Stone Energy Corp. (C)....................................   104,300     3,479,448
                                                                           -------------
                                                                              62,476,658
                                                                           -------------
    Distributors -- 16.7%
      Atmos Energy Corp.........................................   139,500     3,253,140
      Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (B)...........   160,000     2,545,600
      Duke Energy Corp. (B).....................................   115,000     2,247,100
      El Paso Corp. (B).........................................   210,000     1,461,600
      Energen Corp..............................................   250,000     7,275,000
      Equitable Resources Inc...................................   361,000    12,649,440
      Keyspan Corp..............................................   220,000     7,752,800
      Kinder Morgan, Inc........................................   162,500     6,868,875
      MDU Resources Group, Inc..................................   200,000     5,162,000
      National Fuel Gas Co......................................   200,000     4,146,000
      New Jersey Resources Corp.................................   277,500     8,766,225
      Northwestern Corp. (B)....................................   200,000     1,016,000
      Questar Corp. (B).........................................   268,000     7,455,760
      TECO Energy, Inc. (B).....................................   200,000     3,094,000
      Williams Companies, Inc. 9.0% FELINE PACS due 2005 (B)....   120,000       956,400
      Williams Companies, Inc...................................   200,000       540,000
                                                                           -------------
                                                                              75,189,940
                                                                           -------------

--------------------------------------------------------------------------------

                               December 31, 2002


                                                      Shares   Value (A)
     ---------------------------------------------------------------------
         Services -- 13.3%
           Baker Hughes, Inc......................... 110,000 $  3,540,900
           BJ Services Co. (B)(C).................... 400,000   12,924,000
           Core Laboratories N.V. (C)................ 209,400    2,376,690
           GlobalSantaFe Corp. (B)................... 200,000    4,864,000
           Grant Prideco Inc. (C).................... 308,000    3,585,120
           Nabors Industries Ltd. (C)................ 200,000    7,054,000
           Noble Corp. (C)........................... 135,000    4,745,250
           Schlumberger Ltd.......................... 190,000    7,997,100
           Transocean Inc............................ 200,000    4,640,000
           Weatherford International, Ltd. (B)(C).... 205,000    8,185,650
                                                              ------------
                                                                59,912,710
                                                              ------------
       Basic Industries -- 11.3%
         Basic Materials & Other -- 8.2%
           Albemarle Corp. (B)....................... 190,000    5,405,500
           Arch Coal Inc. (B)........................ 210,000    4,533,900
           Engelhard Corp............................ 124,900    2,791,515
           General Electric Co....................... 350,000    8,522,500
           Ingersoll-Rand Co. Ltd....................  70,000    3,014,200
           Philadelphia Suburban Corp................ 305,000    6,283,000
           Rohm & Haas Co............................ 200,000    6,496,000
                                                              ------------
                                                                37,046,615
                                                              ------------
         Paper and Forest Products -- 3.1%
           Boise Cascade Corp. 7.5% ACES due 2004....  51,000    2,141,490
           Boise Cascade Corp........................ 205,000    5,170,100
           MeadWestvaco Corp. (B)....................  60,000    1,482,600
           Temple-Inland Inc. (B).................... 120,000    5,377,200
                                                              ------------
                                                                14,171,390
                                                              ------------
     Total Stocks and Convertible Securities
       (Cost $281,785,710) (D).......................          400,507,697
                                                              ------------

--------------------------------------------------------------------------------

                               December 31, 2002


                                                                      Prin. Amt.   Value (A)
----------------------------------------------------------------------------------------------
Short-Term Investments -- 10.7%
  U.S. Government Obligations -- 2.0%
    U.S. Treasury Bills, 1.04-1.15%, due 2/06/03-2/20/03............. $ 9,100,000 $  9,086,635
                                                                                  ------------
  Certificates of Deposit -- 2.2%
    Mercantile-Safe Deposit & Trust Co., 1.25%, due 3/27/03..........  10,000,000   10,000,000
                                                                                  ------------
  Commercial Paper -- 6.5%
    AIG Funding, Inc., 1.26%, due 1/7/03.............................   1,000,000      999,790
    American General Finance, Inc., 1.32%, due 1/14/03-1/16/03.......   3,450,000    3,448,184
    Cargill, Inc., 1.35%, due 1/2/03.................................   1,790,000    1,789,933
    Coca-Cola Enterprises, Inc., 1.28%, due 1/21/03..................   3,080,000    3,077,810
    General Electric Capital Corp., 1.26-1.34%, due 1/16/03-1/30/03..   5,000,000    4,996,902
    GMAC MINT, 1.35%, due 1/14/03....................................   5,000,000    4,997,563
    Kraft Foods Inc., 1.27%, due 1/23/03.............................   4,850,000    4,846,236
    Wells Fargo Financial, Inc., 1.28-1.29%, due 1/7/03-1/14/03......   5,000,000    4,998,398
                                                                                  ------------
                                                                                    29,154,816
                                                                                  ------------

Total Short-Term Investments
  (Cost $48,241,451).................................................               48,241,451
                                                                                  ------------

Total Investments -- 99.4%
  (Cost $330,027,161)................................................              448,749,148
    Cash, receivables and other assets, less liabilities -- 0.6%.....                2,526,315
                                                                                  ------------
Net Assets -- 100%...................................................             $451,275,463

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 2002 covering open call option contracts written was $1,777,875. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $1,175,000.

                           -------------------------

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2002

        Contracts                                 Contract
       (100 shares                         Strike Expiration  Appreciation/
          each)           Security         Price   Date       (Depreciation)
       ---------------------------------------------------------------------

                                COVERED CALLS
           100     Amerada Hess Corp...... $75    Jan   03       $ 16,724
           100     Apache Corp............  65    Jan   03         14,600
           425     TECO Energy, Inc.......  20    Feb   03         16,404
           ---                                                   --------
           625                                                     47,728
           ---                                                   --------

                             COLLATERALIZED PUTS
           100     Ingersoll-Rand Co. Ltd. 37.50  Jan   03          7,150
           100     Ingersoll-Rand Co. Ltd.  40    Jan   03          7,099
           100     Ingersoll-Rand Co. Ltd.  40    Feb   03        (3,357)
           ---                                                   --------
           300                                                     10,892
           ---                                                   --------
                                                                 $ 58,620
                                                                 ========

                           -------------------------

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2002
                                  (unaudited)

                                                     Shares
                                     --------------------------------------
                                                                  Held
                                      Additions    Reductions Dec. 31, 2002
     ----------------------------------------------------------------------
     Albemarle Corp.................   30,000                     190,000
     Arch Coal Inc..................   20,000                     210,000
     Baker Hughes, Inc..............   20,000                     110,000
     Ingersoll-Rand Co. Ltd.........   70,000                      70,000
     MDU Resources Group, Inc.......  200,000                     200,000
     Murphy Oil Corp................   70,000/(1)/    10,000      140,000
     Weatherford International, Ltd.   15,000                     205,000
     Amerada Hess Corp..............                  30,000       50,000
     El Paso Corp...................                  90,000      210,000
     Engelhard Corp.................                  75,100      124,900
     Exxon Mobil Corp...............                 110,000    1,050,000
     MeadWestvaco Corp..............                  90,000       60,000
     Royal Dutch Petroleum Co.......                  10,000      660,000

--------
/(1)/By stock split.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------



To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 8, 2003
                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                        (410)752-5900 or (800)638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
   Transfer Agent, Registrar & Custodian of Securities: The Bank of New York

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 17).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at
(800)638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, electronic transfer of funds is not offered at this time.)

Who do I notify of a change of address?

The Transfer Agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the Transfer Agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our Transfer Agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Transfer Agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT/SM*/

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

               Initial Enrollment                             $7.50
               A one-time fee for new accounts who are not currently
               registered holders.

               Optional Cash Investments
               Service Fee                     $2.50 per investment
               Brokerage Commission                 $0.05 per share

               Reinvestment of Dividends**
               Service Fee                   10% of amount invested
                                (maximum of $2.50 per investment)
               Brokerage Commission                 $0.05 per share

               Sale of Shares
               Service Fee                                   $10.00
               Brokerage Commission                 $0.05 per share

               Deposit of Certificates for safekeeping   Included...
               Book to Book Transfers                      Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer (monthly
               minimum)                                    $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, Secretary and General Counsel
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                             The Bank of New York
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                     P.O. Box 11258 Church Street Station
                              New York, NY 10286
                                (866) 723-8330
                           Website: www.stockbny.com
                     E-mail: Shareowner-svcs@bankofny.com
                        Send Certificates for Transfer
                            and Address Changes to:
                        Receive and Deliver Department
                     P.O. Box 11002 Church Street Station
                              New York, NY 10286

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------


                                                  Dividends  Distributions
                                                   From Net    From Net
                                       Net Asset  Investment   Realized
               Value of      Shares      Value      Income       Gains
     Dec. 31  Net Assets  Outstanding* Per Share* Per Share*  Per Share*
     ---------------------------------------------------------------------
      1988   $248,370,688  14,996,376    $16.19     $1.11        $1.54
      1989    322,866,019  15,576,900     16.56       .61          .80
      1990    308,599,851  16,189,934     19.06       .73          .83
      1991    314,024,187  16,778,358     18.71       .61          .82
      1992    320,241,282  17,369,255     18.44       .51          .82
      1993    355,836,592  18,010,007     19.76       .55          .87
      1994    332,279,398  18,570,450     17.89       .61          .79
      1995    401,404,971  19,109,075     21.01       .58          .81
      1996    484,588,990  19,598,729     24.73       .55          .88
      1997    556,452,549  20,134,181     27.64       .51         1.04
      1998    474,821,118  20,762,063     22.87       .52         1.01
      1999    565,075,001  21,471,270     26.32       .48         1.07
      2000    688,172,867  21,053,644     32.69       .39         1.35
      2001    526,491,798  21,147,563     24.90       .43         1.07
      2002    451,275,463  21,510,067     20.98       .43          .68

--------
*Adjusted for 3-for-2 stock split effected in October, 2000.

                           -------------------------

                       PETROLEUM & RESOURCES CORPORATION
                                PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------



                                                                                   Number of
                                                                                   Portfolios
                                                                                   in Fund
                       Position  Term   Length                                     Complex
Personal               Held with of     of Time Principal Occupations              Overseen    Other
Information            the Fund  Office Served  During the Last 5 Years            by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac      Director   One   Since   Professor of Finance and               Two     Director of The Adams
 7 St. Paul Street,               Year  1987    Economics, formerly Vice Dean                  Express Company and Credit
 Suite 1140                                     of Academic Affairs of the                     Suisse Asset Management
 Baltimore, MD 21202                            Graduate School of Business,                   Funds (8 funds) (investment
 Age 61                                         Columbia University.                           companies).
--------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson     Director   One   Since   Chairman, The National YMCA            Two     Director of The Adams
 7 St. Paul Street,               Year  1987    Fund Inc. Retired Executive Vice               Express Company
 Suite 1140                                     President of NYNEX Corp.                       (investment company).
 Baltimore, MD 21202                            (communications), Retired
 Age 78                                         Chairman of The Board of both
                                                NYNEX Information Resources
                                                Co. and NYNEX Mobile
                                                Communications Co. Previously
                                                Executive Vice President and
                                                Director of New York Telephone
                                                Company.
--------------------------------------------------------------------------------------------------------------------------
 Edward J. Kelly, III  Director   One   Since   President and Chief Executive          Two     Director of The Adams
 7 St. Paul Street,               Year  October Officer of Mercantile Bankshares               Express Company
 Suite 1140                             2001    Corporation. Formerly Managing                 (investment company),
 Baltimore, MD 21202                            Director with J.P. Morgan Chase                Hartford Financial Services
 Age 49                                         & Co. (investment bank and                     Group, Constellation Energy
                                                global financial institution).                 Group, CIT Group
                                                                                               (commercial finance), and
                                                                                               CSX Corp. (transportation);
                                                                                               and member of Board of
                                                                                               Trustees of Johns Hopkins
                                                                                               University.
--------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh      Director   One   Since   Financial Advisor, Chairman of         Two     Director of Gintel Fund,
 7 St. Paul Street,               Year  1987    the Board, Inrad Corp. (crystals).             Cornerstone Funds, Inc.
 Suite 1140                                     Formerly Chairman of the Board                 (3 funds) and The Adams
 Baltimore, MD 21202                            and CEO of Greiner Engineering                 Express Company
 Age 84                                         Inc. (formerly Systems Planning                (investment companies).
                                                Corp.) (consultants), and Chief
                                                Investment Officer of the Ford
                                                Foundation (charitable
                                                foundation).
--------------------------------------------------------------------------------------------------------------------------
 W. D. MacCallan       Director   One   Since   Retired Chairman of the Board          Two     Director of The Adams
 7 St. Paul Street,               Year  1971    and CEO of the Corporation and                 Express Company
 Suite 1140                                     The Adams Express Company.                     (investment company).
 Baltimore, MD 21202                            Formerly consultant to the
 Age 75                                         Corporation and The Adams
                                                Express Company.
--------------------------------------------------------------------------------------------------------------------------
 W. Perry Neff         Director   One   Since   Private Financial Consultant.          Two     Director of The Adams
 7 St. Paul Street,               Year  1971    Retired Executive Vice President               Express Company
 Suite 1140                                     of Chemical Bank.                              (investment company).
 Baltimore, MD 21202
 Age 75
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                   Number of
                                                                                   Portfolios
                                                                                   in Fund
                      Position  Term   Length                                      Complex
Personal              Held with of     of Time  Principal Occupations              Overseen    Other
Information           the Fund  Office Served   During the Last 5 Years            by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Landon Peters        Director   One   Since    Private Investor. Former               Two     Director of The Adams
 7 St. Paul Street,              Year  1987     Investment Manager, YMCA                       Express Company
 Suite 1140                                     Retirement Fund. Formerly                      (investment company).
 Baltimore, MD                                  Executive Vice President and
 21202                                          Treasurer and prior thereto Senior
 Age 72                                         Vice President and Treasurer of
                                                The Bank of New York.
--------------------------------------------------------------------------------------------------------------------------
 John J. Roberts      Director   One   Since    Senior Advisor, formerly Vice--        Two     Honorary Director of
 7 St. Paul Street,              Year  1987     Chairman External Affairs,                     American International
 Suite 1140                                     American International Group,                  Group, Inc. Director of The
 Baltimore, MD                                  Inc. (insurance). Formerly                     Adams Express Company
 21202                                          Chairman and CEO of American                   (investment company).
 Age 80                                         International Underwriters
                                                Corporation. Previously
                                                President of American
                                                International Underwriters
                                                Corporation-U.S./ Overseas
                                                Operations.
--------------------------------------------------------------------------------------------------------------------------
 Susan C. Schwab      Director   One   Since    Dean of the School of Public           Two     Director of The Adams
 7 St. Paul Street,              Year  2000     Affairs at the University of                   Express Company
 Suite 1140                                     Maryland, College Park.                        (investment company) and
 Baltimore, MD                                  Formerly Director of Corporate                 Calpine Corp.
 21202                                          Business Development at
 Age 47                                         Motorola, Inc. (electronics).
--------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson  Director   One   Since    Retired President of the               Two     Director of The Adams
 7 St. Paul Street,              Year  1975     Corporation and retired President              Express Company
 Suite 1140                                     of The Adams Express                           (investment company).
 Baltimore, MD                                  Company.
 21202
 Age 82
--------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober      Director,  One   Director Chairman & CEO of the                  Two     Director of The Adams
 7 St. Paul Street,   Chairman   Year  Since    Corporation and The Adams                      Express Company
 Suite 1140           and CEO          1989;    Express Company.                               (investment company).
 Baltimore, MD                         Chairman
 21202                                 of the
 Age 56                                Board
                                       Since
                                       1991
--------------------------------------------------------------------------------------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

                          Board Of Directors

         Enrique R. Arzac/(2)(4)/       Douglas G. Ober/(1)/

         Daniel E. Emerson/(1)(3)/      Landon Peters/(1)(3)/

         Edward J. Kelly, III/(1)(4)/   John J. Roberts/(2)(4)/

         Thomas H. Lenagh/(3)(4)/       Susan C. Schwab/(1)(3)/

         W.D. MacCallan/(2)(4)/         Robert J.M. Wilson/(1)(3)/

         W. Perry Neff/(1)(2)/

           --------
         /(1)/ Member of Executive Committee
         /(2)/ Member of Audit Committee
         /(3)/ Member of Compensation Committee
         /(4)/ Member of Retirement Benefits Committee


                               Officers

         Douglas G. Ober                Chairman and
                                          Chief Executive Officer

         Richard F. Koloski             President

         Joseph M. Truta                Executive Vice President

         Nancy J.F. Prue                Vice President -- Research

         Lawrence L. Hooper, Jr.        Vice President, Secretary and
                                          General Counsel

         Maureen A. Jones               Vice President and
                                          Chief Financial Officer

         Christine M. Sloan             Assistant Treasurer

         Geraldine H. Pare              Assistant Secretary

Petroleum & Resources Corporation
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.peteres.com



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